                                                              EXHIBIT 10(a)


                       BEARINGS, INC. FORM 10-K FOR FISCAL
                             YEAR ENDED JUNE 30, 1994


                                    SCHEDULE

      The Executive Severance Agreements ("Agreements") presently in effect for seven (7) executive officers are substantially identical in all material respects. This revised schedule is included pursuant to Instruction 2 of Item 601(a) of Regulation S-K for the purpose of setting forth the material details in which the specific Agreements differ from the form of Agreement filed as
Exhibit 10(b) to the Bearings, Inc. Form 10-K for the fiscal year ended June 30, 1989:

                                          "Base Compensation"
                                          Multiple Pursuant
Name               Title                  to Paragraph 3(b)
- - ----               -----                  -------------------
J. C. Dannemiller  Chairman & Chief       Three (3)
                   Executive Officer

J. C. Robinson     President & Chief      Three (3)
                   Operating Officer

F. A. Martins      Vice President-        Two (2)
                   Marketing

F. L. Mohr         Vice President-        Two (2)
                   Sales & Marketing

R. C. Shaw         Vice President-        One and one-half
                   Communications &       (1.5)
                   Public Relations

R. C. Stinson      Vice President-        One and one-half
                   General Counsel        (1.5)
                   & Secretary

J. R. Whitten      Vice President-        One and one-half
                   Finance & Treasurer    (1.5)


   The continuation of employee benefit plans, programs and arrangements set forth in Paragraph 4 is three (3) years for Messrs. Dannemiller and Robinson, and two (2) years for all other executive officers.